Exhibit 10.44
Execution Version

THIRD AMENDMENT TO
OPTION AGREEMENT

This Third Amendment to Option Agreement (“Third Amendment”) is made and entered into effective as of August 21, 2018 (the “Effective Date”), by and between LRT IV LLC, a Delaware limited liability company (hereinafter referred to as “Seller”), and CATCHMARK TIMBER TRUST, INC., a Maryland corporation (hereinafter referred to as “Purchaser”).

WHEREAS, Seller and Purchaser are parties to an Option Agreement dated as of May 30, 2018, as amended by that First Amendment to Option Agreement dated effective as of June 28, 2018, as amended by that Second Amendment to Option Agreement dated effective as of August 3, 2018, relating to certain timberlands in Coos County, Oregon (collectively, the “Option Agreement”);

WHEREAS, timber cutting and removal has been completed with respect to that certain Pay as Cut Timber Cutting Right Contract No. 601-17-22 dated September 21, 2017, between Seller, as seller, and 3H Forestry & Land Management, LLC, as purchaser; and

WHEREAS, the parties wish to amend the Option Agreement to, among other things, provide for the assignment of the Timber Cutting Agreements (as defined below) and the notifications of operations/permits in respect thereof at Closing.

NOW, THEREFORE, the parties have agreed and do hereby agree as follows:

1.Defined Terms. Capitalized terms used herein, and not defined herein, shall have the meanings assigned to such terms in the Option Agreement.
a.    Purchase Price; Assumed Liabilities. Section 2 of the Option Agreement is amended and restated in its entirety as follows:
“If Purchaser timely exercises the Option, the purchase price (subject to adjustment as provided herein, hereinafter referred to as the “Purchase Price”) to be paid by Purchaser for the Property shall be THIRTY NINE MILLION THREE HUNDRED SEVENTY-SIX THOUSAND FIVE HUNDRED EIGHTY-FIVE AND 17/100 DOLLARS ($39,376,585.17) (after giving effect to the increase in price for the Second Option Payment, Third Option Payment and Fourth Option Payment), and shall be payable to Seller by wire transfer of immediately available funds at the date of Closing to an account designated by Seller. The purchase and sale pursuant to this Agreement is not based on a per-acre price and the Purchase Price shall not be subject to adjustment if the acres within the Property are more or less than the above-stated numbers of acres. As additional consideration for the purchase and sale transaction contemplated by this Agreement, Purchaser shall assume from Seller

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at Closing: (a) all liabilities and obligations of Seller arising on or after the Closing Date (as defined herein) under easements and other matters of record affecting the Real Property which impose obligations on the owner thereof and under the Unrecorded Encumbrances (as defined herein) other than any Seed Orchard Agreements (as defined in Section 39 below) which are not assigned to Purchaser at Closing; and (b) all Continuing Obligations as defined in Section 36 below (collectively, the “Assumed Liabilities”).”
b.    Closing. Section 4(b)(i) of the Option Agreement is amended and restated in its entirety to read as follows:
“one or more (at Purchaser’s election) Statutory Special Warranty Deeds (warranting only against the claims of persons claiming by, through or under Seller) for each county in which the Real Property is located, in the form of Exhibit B attached hereto, and subject only to the Unrecorded Encumbrances and the Permitted Encumbrances (both as hereinafter defined) and further excepting from Seller’s warranties contained in such deed(s) those certain matters affecting Seller’s title set forth on attached Exhibit C (collectively, the “Deed”). The legal description of the Real Property to be contained in the Deed shall be the legal description of the Real Property as set forth on Exhibit A attached hereto and hereby made a part hereof (as the same description may have been modified in connection with the Title Commitment or any Update thereto);”
c.    Title. Section 5(g) of the Option Agreement is amended and restated in its entirety to read as follow:
“(i)    Purchaser acknowledges and agrees that Seller may continue to conduct ongoing timber harvesting operations until Closing on those harvest planning units identified in Exhibit E (the “Harvest Parcels”).
(ii)    Notwithstanding the foregoing romanette (i), as of August 10, 2018 harvest of timber under that certain Pay as Cut Timber Cutting Right Contract No. 601-17-22 dated September 21, 2017, between Seller, as seller, and 3H Forestry & Land Management, LLC, as purchaser (the “3H Timber Cutting Agreement”) on the Harvest Parcel identified as “Macaroni Timber Sale” on Exhibit E has been completed, but the purchaser under the 3H Timber Cutting Agreement has not completed post-harvest contractual obligations. In particular, the purchaser under the 3H Timber Cutting Agreement has not completed pile burning. Seller shall retain all rights to timber removed pursuant to the 3H Timber Cutting Agreement and all proceeds therefrom.

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(iii)    Purchaser and Seller acknowledge and agree that Seller shall retain all rights to proceeds from timber removed before August 21, 2018, under that certain Pay as Cut Timber Cutting Right Contract No. 601-17-13 dated April 13, 2017, between Seller, as seller, and Scott Timber Co., as purchaser (the “Scott Timber Cutting Agreement”, and together with the 3H Timber Cutting Agreement, the “Timber Cutting Agreements”). Purchaser and Seller further acknowledge and agree that subject to and following Closing, Purchaser shall be entitled to all rights to proceeds from timber removed on or after August 21, 2018, under the Scott Timber Cutting Agreement.”
d.    Post-Closing Permit Transfer. Section 35 of the Option Agreement is amended and restated in its entirety to read as follows:
“Post-Closing Obligations.
(i)    Post-Closing Proceeds, Bond and Holdback Cooperation. Subject to and following Closing, if Seller receives payments under the Scott Timber Cutting Agreement after August 21, 2018, that belong to Purchaser as provided in Section 5(g)(iii) of this Agreement, such proceeds shall promptly be turned over to Purchaser. Following Closing, Seller shall use commercially reasonable efforts to cooperate with Purchaser with respect to any required draw or release, as applicable, under (y) that certain Timber Performance Bond dated April 14, 2017, by and between Scott Timber Co., as Principal and Argonaut Insurance Company, as Surety, and (z) those certain Holdback Instructions, Escrow No. 169329AM, by and between Scott Timber Co., Seller and AmeriTitle, to the extent required by a counterparty to the same, and to transfer the same to Purchaser.
(ii)    Post-Closing LOC and Holdback Cooperation. Following Closing, Seller shall use commercially reasonable efforts to cooperate with Purchaser with respect to any required draw or release, as applicable, under (y) that certain Standby Irrevocable Letter of Credit Number 1375260-167, issued by First Community Credit Union, and naming Seller as Beneficiary, and (z) those certain Holdback Instructions, Escrow No. 198758AM, by and between 3H Forestry & Land Management, LLC, Seller and AmeriTitle, to the extent required by a counterparty to the same, and to transfer the same to Purchaser.
(iii)    Post-Closing License Agreement LOC-Bond Cooperation. Following Closing, Seller shall use commercially reasonable efforts to cooperate with Purchaser with respect to any required draw or release, as applicable, under that certain Irrevocable Letter of Credit-Performance Bond Number 1375260-167,

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issued by First Community Credit Union, and naming Seller as Beneficiary, and to transfer the same to Purchaser.
(iv)    Survival of Section 35. This Section 35 shall survive the Closing and the execution and delivery of the Deed.”
e.    Exhibit B. Exhibit B of the Option Agreement is amended and restated in its entirety as set forth on Exhibit 1 attached hereto.
f.    Exhibit C. Exhibit C of the Option Agreement is amended to delete item number 16 from such exhibit.
g.    Exhibit D. Exhibit D of the Option Agreement is amended and restated in its entirety as set forth on Exhibit 2 attached hereto.
h.    Exhibit F. Exhibit F of the Option Agreement is amended and restated in its entirety as set forth on Exhibit 3 attached hereto.
i.    Exhibit H. Exhibit H of the Option Agreement is deleted in its entirety.
j.    Exhibit J. The second paragraph of Exhibit J of the Option Agreement is amended and restated in its entirety to read as follows:
“KNOW ALL MEN BY THESE PRESENTS, that Seller for the consideration stated in the Option Agreement and other good and valuable consideration paid to Seller by Purchaser, the receipt and sufficiency of which are hereby acknowledged, hereby sells and delivers unto Purchaser the Personal Property more particularly described on attached Exhibit A. The seed described on attached Exhibit A shall be made physically available to Purchaser at IFA Nurseries, Inc.’s, storage facility in Canby, Oregon, from and after Closing, at no additional cost or expense to Purchaser; provided, however, that Purchaser shall assume and pay for the costs of storage and management of the seed arising from and after the Closing. The seedlings described on attached Exhibit A shall be made physically available to Purchaser at Rayonier’s cooler located in Coos Bay, Oregon, from January through March 2019, at no additional cost or expense to Purchaser; provided, however, that Purchaser shall assume and pay for the costs of storage and management of the seedlings arising from and after January 1, 2019. Scheduling for pick-up will be dependent on lifting and packaging at the nursery, which can be delayed due to weather constraints.”

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In addition, the signature block of Exhibit J of the Option Agreement is amended to add the following:
“For the sole purpose of acknowledging and agreeing to the provisions of this Bill of Sale applicable to the seedlings.
Coast Range Buyer, LLC
By: _________________
Name: _______________
Title: ________________”

k.    Exhibit K. Exhibit K of the Option Agreement is amended to change the Real Property allocation stated therein to “$39,273,468.50” and the total value allocated to “$39,376,585.17.”
l.    Schedule 4(b)(vi). Schedule 4(b)(vi) of the Option Agreement is amended and restated in its entirety as set forth on Exhibit 4 attached hereto.
2.    Performance, Compliance and No Breach of Seller to Date. Purchaser hereby affirms that to its knowledge and as of the Effective Date, Seller has timely performed and complied with each and every term, condition, agreement, restriction and obligation under the Option Agreement to be performed or complied with by Seller as of the Effective Date. Purchaser further affirms that to its knowledge, each and every warranty and representation made by Seller in the Option Agreement is true and accurate, and Seller has otherwise committed no breach under the Option Agreement as of the Effective Date. Seller hereby affirms that to its knowledge and as of the Effective Date, Purchaser has timely performed and complied with each and every term, condition, agreement, restriction and obligation under the Option Agreement to be performed or complied with by Purchaser as of the Effective Date. Seller further affirms that to its knowledge, each and every warranty and representation made by Purchaser in the Option Agreement is true and accurate, and Purchaser has otherwise committed no breach under the Option Agreement as of the Effective Date.
3.    Effect of Amendment. Except as expressly modified by this Third Amendment, the Option Agreement remains in full force and effect, and is hereby ratified and confirmed.
4.    Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which counterparts together shall constitute the same instrument which may be sufficiently evidenced by one counterpart. Execution of this Third Amendment at different times and places by the parties shall not affect the validity thereof so long as all the parties hereto execute a counterpart of this Third Amendment. The parties agree

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that delivery by electronic means of a signed counterpart of this Third Amendment will be deemed the same as delivery of the original counterpart. Upon request of the other party, a party delivering an electronic counterpart of this Third Amendment will provide to the requesting party a signed original of this Third Amendment.
[signatures commence on following page]

97967387.8 0067129-00001

Exhibit 10.44
Execution Version

IN WITNESS WHEREOF, this Third Amendment has been executed by the parties on the dates set forth below with the intent that this Third Amendment be effective between the parties as of the date first set forth above.

SELLER: LRT IV LLC, a Delaware limited liability company By:/s/ Charles L. VanOver Name: Charles L. VanOver Title: Vice President

[Signature Page to Third Amendment to Option Agreement - LRT IV]

Exhibit 10.44
Execution Version

PURCHASER: CATCHMARK TIMBER TRUST, INC., a Maryland corporation By: /s/ John D. Capriotti_________ (SEAL) Name: John D. Capriotti_________ Title: V.P. of Acquisitions

[Signature Page to Third Amendment to Option Agreement - LRT IV]

EXHIBIT 1
Amended and Restated Exhibit B to Option Agreement
“EXHIBIT B

FORM OF SPECIAL WARRANTY DEED

After Recording, Return To: [_____________] [_____________] [_____________] Until A Change Is Requested, Send All Tax Statements To: [_____________] [_____________] [_____________]
Space above reserved for recorder

STATUTORY SPECIAL WARRANTY DEED

LRT IV LLC, a Delaware limited liability company, successor by merger to LRT Olympus LLC, a Delaware limited liability company (“Grantor”), conveys and specially warrants to [_______________], a [_______________] (“Grantee”), the real property located in Coos County, Oregon, described on the attached Exhibit A, together with Grantor’s right, title and interest in the following: all buildings, structures, and other improvements located thereon, all tenements, hereditaments, easements, appurtenances and privileges thereto belonging, all trees, timber, sand, gravel, rock and crops now located thereon or thereunder, and all oil, gas and mineral rights and interests in said real property not reserved or conveyed by Grantor or Grantor’s predecessors in title (collectively, the “Property”), free of encumbrances created or suffered by the Grantor except as specifically set forth herein.
SUBJECT TO, and excepting and excluding from the covenants and warranties described herein and in ORS 93.855, the matters set forth on attached Exhibit B.
The true consideration for this conveyance is $_______________.

Exhibit 1 to Third Amendment to Option Agreement
97967387.8 0067129-00001

BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010. THIS INSTRUMENT DOES NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.

DATED as of [_____________________], 2018.

LRT IV LLC,
a Delaware limited liability company

By:
Name: Charles L. VanOver
Title: Vice President

STATE OF ___________    )
)ss.
County of ____________    )

The foregoing instrument is acknowledged before on ___ of _________, 2018, by Charles L. VanOver as Vice President of LRT IV LLC, a Delaware limited liability company.

Notary Public for ___________________________
Commission No.:
My commission expires:

Exhibit 1 to Third Amendment to Option Agreement
97967387.8 0067129-00001

Exhibit A

Legal Description of Property

[Insert legal description]

Exhibit 1 to Third Amendment to Option Agreement
97967387.8 0067129-00001

Exhibit B

Exceptions to Title

1.	[INSERT PERMITTED ENCUMBRANCES THAT BECOME PERMITTED ENCUMBRANCES UNDER THE AGREEMENT AND EXHIBIT C (OF OPTION AGREEMENT) MATTERS]”

EXHIBIT 2
Amended and Restated Exhibit D to Option Agreement
“EXHIBIT D

Schedule of Unrecorded Encumbrances

•	Timber Cutting Agreements

1.
Pay as Cut Timber Cutting Right Contract No. 601-17-13 dated April 13, 2017, between LRT IV LLC, as seller, and Scott Timber Co., as purchaser, together with those certain Holdback Instructions, Escrow No. 169329AM, between such parties and AmeriTitle.

2.
Pay as Cut Timber Cutting Right Contract No. 601-17-22 dated September 21, 2017, between LRT IV LLC, as seller, and 3H Forestry & Land Management, LLC, as purchaser, together with those certain Holdback Instructions, Escrow No. 198758AM, between such parties and AmeriTitle.

•	Notifications of Operations/Permits

1.
Notification of Operations/Permit # 2017-740-06851 with respect to Pay as Cut Timber Cutting Right Contract No. 601-17-13 dated April 13, 2017, between LRT IV LLC, as seller, and Scott Timber Co., as purchaser.

2.
Notification of Operations/Permit # 2017-740-11239 with respect to Pay as Cut Timber Cutting Right Contract No. 601-17-22 dated September 21, 2017, between LRT IV LLC, as seller, and 3H Forestry & Land Management, LLC, as purchaser.

•	Temporary Access Licenses

1.	License Agreement dated May 15, 2017, between LRT IV LLC, as Licensor, and 3H Forestry & Land Management LLC, as Licensee.

2.	Temporary Access Letter Agreement for Crosby Road dated March 12, 2018, between LRT IV LLC, and 3H Forestry & Land Management.

3.
Temporary Access Letter Agreement for Crosby Road dated March 20, 2018, between LRT IV LLC, and Juniper Properties, LLC, as supplemented by that Letter Agreement regarding rock loads dated March 23, 2018, by Lone Rock Timber Management Company.

4.	United States Department of Agriculture Letter Agreement dated March 12, 2018, to LRT IV LLC regarding access for forest inventory survey of Oregon Plot ID #82178.

•	Other Agreements

1.	Contract for Patrol of Timberlands (Sheriff’s Office) dated effective July 1, 2018, between LRT IV LLC and the Board of Commissioners of Coos County, Oregon.

•	Seed Orchard Agreements

1.
Management Agreement dated February 12, 2007, between Menasha Forest Products Corporation, Oregon Department of Forestry, Lone Rock Timber Company and Pacific West Timber Company, with respect to the South Central Coast Cooperative Seed Orchard at the J.E. Schroeder Orchard Complex, as supplemented by Addendum #1 to the Management Agreement dated July 1, 2016, between such parties together with Coast Range Buyer, LLC, and Rayonier Operating LLC, as further supplemented by that Merger of Coast Range Buyer, LLC, into the South Central Coast Douglas-Fir Seed Orchard Management Agreement (MOU) dated August 26, 2017, by Coast Range Buyer, LLC, insofar as it relates to a 19% interest therein that LRT IV LLC will endeavor to acquire from Coast Range Buyer, LLC, by or after Closing pursuant to Section 39 of this Agreement.”

EXHIBIT 3
Amended and Restated Exhibit F to Option Agreement
“EXHIBIT F

Form of Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Agreement”), dated as of _______________ ___, 2018, is by and between LRT IV LLC, a Delaware limited liability company (“Assignor”), and ________________, a _________________ (“Assignee”).
Assignor and CatchMark Timber Trust, Inc., a Maryland corporation (“CTT”) have entered into that certain Option Agreement, dated as of _____________ ____, 2018, by and between Assignor, as seller, and CTT[, as buyer, as assigned by CTT to Assignee] (as it may have been amended, the “Option Agreement”). All capitalized terms used in this Agreement but not otherwise defined herein are given the meanings set forth in the Option Agreement.
For good and valuable consideration as recited in the Option Agreement, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee agree as follows:
1.Assignment. Effective as of the Closing Date, Assignor, to the extent of its interest therein, hereby sells, assigns, transfers and conveys to Assignee, to the extent assignable, all of Assignor’s right, title and interest in, to and under the Unrecorded Encumbrances, other agreements and [Seed Orchard Agreements] set forth on attached Exhibit A (the “Assignment”).
2.    Assumption. Effective as of the Closing Date, Assignee hereby purchases, acquires and accepts the foregoing Assignment from Seller, and Assignee further hereby assumes and agrees to pay, honor and discharge when due the Assumed Liabilities.
3.    Indemnification.
(a)    Assignee hereby agrees to indemnify, defend and hold harmless Assignor for, from and against, and will reimburse Assignor for, any and all actions, claims, costs, damages, demands, expenses (including reasonable attorneys’ fees), loss and liability, of any nature whatsoever, arising out of or in any way related to the Assumed Liabilities and to the failure of Assignee to pay and perform the obligations under the Unrecorded Encumbrances, other agreements [and Seed Orchard Agreements] set forth on attached Exhibit A, arising on or after the Closing Date.
(b)    Assignor hereby agrees to indemnify, defend and hold harmless Assignee for, from and against, and will reimburse Assignee for, any and all actions, claims, costs, damages, demands, expenses (including reasonable attorneys’ fees), loss and liability, of any nature whatsoever, arising out of or in any way related to the failure of Assignor to pay and perform the obligations under the Unrecorded Encumbrances, other agreements [and Seed Orchard Agreements] set forth on attached Exhibit A arising prior to the Closing Date.
4.    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oregon without giving effect to any choice or conflict of law provision or rule (whether of the State of Oregon or any other jurisdiction).
5.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement notwithstanding that all parties are not signatories to the same counterpart. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
6.    General. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

[Signatures on following pages.]

IN WITNESS WHEREOF, each of Assignor and Assignee has caused this Assignment and Assumption Agreement to be executed by its duly authorized representative with the intent that it be effective as of the date set forth above.

Assignor:

LRT IV LLC,
a Delaware limited liability company

By:
Name:
Title:

Assignee:

_____________________,
a ________________________

By:
Name:
Title:
EXHIBIT A
To
Assignment and Assumption Agreement

•	Timber Cutting Agreement

1.
Pay as Cut Timber Cutting Right Contract No. 601-17-13 dated April 13, 2017, between LRT IV LLC, as seller, and Scott Timber Co., as purchaser, together with those certain Holdback Instructions, Escrow No. 169329AM, between such parties and AmeriTitle, and also together with that certain Timber Performance Bond dated April 14, 2017, by and between Scott Timber Co., as Principal and Argonaut Insurance Company, as Surety.

2.
Pay as Cut Timber Cutting Right Contract No. 601-17-22 dated September 21, 2017, between LRT IV LLC, as seller, and 3H Forestry & Land Management, LLC, as purchaser, together with those certain Holdback Instructions to AmeriTitle, Escrow No. 198758AM, between such parties, and also together with that certain Standby Irrevocable Letter of Credit No. 1375260-167 dated September 15, 2017, issued by First American Community Credit Union for the benefit of LRT IV LLC.

•	Notification of Operations/Permit

1.
Notification of Operations/Permit # 2017-740-06851 with respect to Pay as Cut Timber Cutting Right Contract No. 601-17-13 dated April 13, 2017, between LRT IV LLC, as seller, and Scott Timber Co., as purchaser.

2.
Notification of Operations/Permit # 2017-740-11239 with respect to Pay as Cut Timber Cutting Right Contract No. 601-17-22 dated September 21, 2017, between LRT IV LLC, as seller, and 3H Forestry & Land Management, LLC, as purchaser.

•	Temporary Access Licenses

1.
License Agreement dated May 15, 2017, between LRT IV LLC, as Licensor, and 3H Forestry & Land Management LLC, as Licensee, together with that certain Irrevocable Letter of Credit-Performance Bond Number 1375260-167, issued by First Community Credit Union, and naming Seller as Beneficiary.

2.	Temporary Access Letter Agreement for Crosby Road dated March 12, 2018, between LRT IV LLC, and 3H Forestry & Land Management.

3.
Temporary Access Letter Agreement for Crosby Road dated March 20, 2018, between LRT IV LLC, and Juniper Properties, LLC, as supplemented by that Letter Agreement regarding rock loads dated March 23, 2018, by Lone Rock Timber Management Company.

4.	United States Department of Agriculture Letter Agreement dated March 12, 2018, to LRT IV LLC regarding access for forest inventory survey of Oregon Plot ID #82178.

•	Other Agreements

1.	Contract for Patrol of Timberlands (Sheriff’s Office) dated effective July 1, 2018, between LRT IV LLC and the Board of Commissioners of Coos County, Oregon.

•	[Seed Orchard Agreements]
[To be determined.]”
EXHIBIT 4
Amended and Restated Schedule 4(b)(vi) to Option Agreement
“Schedule 4(b)(vi)

Personal Property

Seed In Storage

•	183.04 lbs. of tree seed in storage at IFA Nurseries, Inc. (Gen 1 Stock) with a value of $92,500, as set forth below:

Seed ID                                 Pounds of Seed
24363                                            80.04
24237                                            79.94
24413                                              4.55
24384                                              7.79
24366                                              5.43
24416                                              5.29
                                                      183.04

The seed described above shall be made physically available to Purchaser at IFA Nurseries, Inc.’s, storage facility in Canby, Oregon, from and after Closing, at no additional cost or expense to Purchaser; provided, however, that Purchaser shall assume and pay for the costs of storage and management of the seed arising from and after the Closing.
Seedlings

•	91,000 seedlings allocated from Coast Range Buyer, LLC 2019 Seed Order from IFA Nurseries, Inc., from the following three lots:

IFA ID #	Species	Stock Types	Growing Facility	Seedlot
CE17294	DF	S1-1	CE	Coquille 17 Low
EE17296	DF	S1-1	EE	Coquille Inland 08
EE17297	DF	S1-1	EE	Coquille 17 High-08

The seedlings described above shall be made physically available to Purchaser at Rayonier’s cooler located in Coos Bay, Oregon, from January through March 2019, at no additional cost or expense to Purchaser; provided, however, that Purchaser shall assume and pay for the costs of storage and management of the seedlings arising from and after January 1, 2019. Scheduling for pick-up will be dependent on lifting and packaging at the nursery, which can be delayed due to weather constraints.”

Exhibit 1 to Third Amendment to Option Agreement
97967387.8 0067129-00001